Exhibit 10.12.7

SIXTH AMENDMENT TO

PRIME VENDOR AGREEMENT

This Sixth Amendment (“Sixth Amendment”) is made and entered into as of October 24, 2017 (“Sixth Amendment Effective Date”), by AmerisourceBergen Drug Corporation, a Delaware corporation (“ABDC”) on the one hand, and Diplomat Pharmacy, Inc., a Michigan corporation (“Diplomat”) for itself and on behalf of the following limited liability companies of which Diplomat is the sole member: Diplomat Specialty Pharmacy of Flint, LLC, Navigator Health Services, LLC, Diplomat Health Services, LLC, Diplomat Specialty Pharmacy of Chicago, LLC, Diplomat Specialty Pharmacy of Ft. Lauderdale, LLC, Diplomat Specialty Pharmacy Great Lakes Distribution Center, LLC, Diplomat Specialty Pharmacy of Southern California, LLC, Navigator Pharmacy Service, LLC, Diplomat Specialty Pharmacy of Philadelphia, LLC, Diplomat Specialty Pharmacy of Boothwyn, LLC, BioRx, LLC, Valley Campus Pharmacy, Inc. d/b/a TNH Specialty Pharmacy, Affinity Biotech, Inc., At-Home IV Infusion Professional Inc., XAS Infusion Suites Inc., American Homecare Federation Inc. and MedPro Rx, Inc,  (Diplomat and such limited liability companies being referred to herein collectively as “Customer”) on the other hand.  This Sixth Amendment amends the parties Prime Vendor Agreement (“PVA”) dated January 1, 2012, as previously amended on July 20, 2012, August 1, 2015 and October 1, 2016. Capitalized terms that are not defined in this Sixth Amendment have the meanings ascribed pursuant to the PVA.

The parties wish to amend the PVA as follows:

1.              Focus Rx Pharmacy Services Inc.   The parties recognize that on or about September 1, 2017, Customer acquired Focus Rx Pharmacy Services Inc. (“Focus Rx Pharmacy”) and Focus Rx Inc. (“Focus” and, together with Focus Rx Pharmacy, the “Focus Entities” and each, a “Focus Entity”) and the Focus Entities desire to receive pharmaceutical Products and Services from ABDC under the terms and conditions of this PVA.  Each Focus Entity agrees that the term “Customer” in the PVA shall refer to such Focus Entity.  Each Focus Entity agrees that by executing this Sixth Amendment, it hereby (i) adopts the PVA and agrees to assume and be bound by all the terms, conditions, covenants, responsibilities and provisions thereof; (ii) and all related instruments, agreements and documents; and (iii) execute and/or deliver such instruments, agreements and documents as ABDC may reasonably require to effectuate the intents and objects of this provision.

This Sixth Amendment is the complete understanding of the parties with respect to its subject matter and supersedes all prior or contemporaneous communications between the parties concerning such subject matter.  If there is any conflict between the terms of this Sixth Amendment and the PVA, this Sixth Amendment shall control, provided that this Sixth Amendment references the provision in the PVA that it is intended to modify. Following the Sixth Amendment Effective Date, the PVA (as amended) remains in full force and effect. This Sixth Amendment shall be governed and construed according to the choice of governing law pursuant to the PVA.

IN WITNESS WHEREOF and intending to be legally bound hereby, the duly authorized representatives of the parties have executed this Sixth Amendment to be effective as of the Sixth Amendment Effective Date.

AmerisourceBergen Drug Corporation

By:	/s/ Barry Sandler
Name:	Barry Sandler
Title:	V.P. Strategic Accounts

Diplomat Pharmacy, Inc., for itself and on behalf of the following other entities of which Diplomat Pharmacy, Inc. is the sole member:

Diplomat Specialty Pharmacy of Flint, LLC

Navigator Health Services, LLC

Diplomat Health Services, LLC

Diplomat Specialty Pharmacy of Chicago, LLC

Diplomat Specialty Pharmacy of Ft. Lauderdale, LLC

Diplomat Specialty Pharmacy Great Lakes Distribution Center, LLC

Diplomat Specialty Pharmacy of Southern California, LLC

Navigator Pharmacy Service, LLC

Diplomat Specialty Pharmacy of Philadelphia, LLC

Diplomat Specialty Pharmacy of Boothwyn, LLC

BioRx, LLC

Diplomat Specialty Pharmacy of Los Angeles County, Inc.

By:	/s/ Philip R. Hagerman
Name:	Philip R. Hagerman
Title:	Chief Executive Officer

Affinity Biotech, Inc.

By:	/s/ Philip R. Hagerman
Name:	Philip R. Hagerman
Title:	Treasurer & Secretary
Notice Address: 11303 Chimney Rock Road, Suites 105 and 108
Houston, Texas 77035

At-Home IV Infusion Professional Inc. (d/b/a Diplomat Specialty Infusion Group)

By:	/s/ Philip R. Hagerman
Name:	Philip R. Hagerman
Title:	Treasurer & Secretary
Notice Address: 6925 Oakland Mills Road, Suite D
Columbia, MD 21045-4714

XAS Infusion Suites Inc. (d/b/a Diplomat Specialty Infusion Group)

By:	/s/ Philip R. Hagerman
Name:	Philip R. Hagerman
Title:	Treasurer & Secretary
Notice Address: 1761 International Parkway, Suite 115
Richardson, TX 75081-1864

Comfort Infusion, Inc.

By:	/s/ Philip R. Hagerman
Name:	Philip R. Hagerman
Title:	Treasurer & Secretary
Notice Address: 2151 Highland Avenue South, Ste. 350
Birmingham, AL 35205

Accurate Rx Pharmacy Consulting, LLC

By:	/s/ Philip R. Hagerman
Name:	Philip R. Hagerman
Title:	Treasurer & Secretary
Notice Address: 103 Corporate Lake Dr., Suite B
Columbia, MO 65203

American Homecare Federation Inc. (d/b/a Diplomat Specialty Infusion Group)

By:	/s/ Philip R. Hagerman
Name:	Philip R. Hagerman
Title:	Vice President & Secretary
Notice Address: 31 Moody Road
Enfield, CT 06083-3101

MedPro Rx, Inc (d/b/a Diplomat Specialty Infusion Group)

By:	/s/ Philip R. Hagerman
Name:	Philip R. Hagerman
Title:	Vice President
Notice Address: 140 Northway Court
Raleigh, NC 27615-4916

AGREED AND ACKNOWLEDGED:

Focus Rx Pharmacy Services Inc.
Focus Rx Inc.

By:	/s/ Philip R. Hagerman
Name:	Philip R. Hagerman
Title:	Treasurer & Secretary
Notice Address:
2805 Veterans Hwy, Suite 19,
Ronkonkoma, NY 11779